As filed with the Securities and Exchange Commission on September 17, 2012

File No. 000-54781

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________________________

Amendment No. 1

to

Form 10

GENERAL FORM FOR REGISTRATION OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g)
OF THE SECURITIES EXCHANGE ACT OF 1934

________________________________________________________

Franklin Credit Management Corporation

(Exact name of registrant as specified in its charter)

Delaware	75-2243266
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

101 Hudson Street	07302
Jersey City, NJ 07302	(Zip Code)
(Address of Principal Executive Offices)

(201) 604-1800

(Registrant’s telephone number, including area code)

Copies to:

Kevin Gildea	Matthew Dyckman
Franklin Credit Management Corporation	SNR Denton US LLP
Chief Legal Officer and Executive Vice President	1301 K Street, NW
101 Hudson Street	Suite 600, East Tower
Jersey City, New Jersey	Washington, DC 20005
(201) 604-1800 (Phone)	(202) 408-9123 (Phone)

Securities to be registered pursuant to Section 12(b) of the Act:

None

Securities to be registered pursuant to Section 12(g) of the Act:
Common Stock, par value $0.01

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” “non-accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company☒
(Do not check if a smaller reporting company)

TABLE OF CONTENTS

Page
Signature	v
Exhibit Index	vi
Exhibit 99.4	viii

Franklin Credit Management Corporation
Cross-Reference Sheet Between the Information Statement and Items of Form 10

The Information Statement may be found as Exhibit 99.4 to this Registration Statement on Form 10. For your convenience, we have provided below a cross-reference sheet identifying where the items required by Form 10 can be found in the Information Statement.

Item No.	Caption	Location in Information Statement
1.	Business	The following sections of the Information Statement are hereby incorporated by reference: “Summary,” “Risk Factors,” “Forward-Looking Information,” “The Distribution,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business” and “Where You Can Find More Information.”

1A.	Risk Factors	The following sections of the Information Statement are hereby incorporated by reference: “Risk Factors” and “Forward-Looking Information”

2.	Financial Information	The following sections of the Information Statement are hereby incorporated by reference: “Summary,” “Risk Factors,” “Selected Historical Financial Information,” “Unaudited Pro Forma Cash and Cash Equivalents and Capitalization,” “Unaudited Pro Forma Condensed Financial Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

3.	Properties	The following section of the Information Statement is hereby incorporated by reference: “Business—Properties”

4.	Security Ownership of Certain Beneficial Owners and Management	The following section of the Information Statement is hereby incorporated by reference: “Security Ownership of Certain Beneficial Owners and Management”

5.	Directors and Executive Officers	The following section of the Information Statement is hereby incorporated by reference: “Management of FCMC”

6.	Executive Compensation	The following section of the Information Statement is hereby incorporated by reference: “Management of FCMC—Executive Compensation”

7.	Certain Relationships and Related Transactions, and Director Independence	The following sections of the Information Statement are hereby incorporated by reference: “Management” and “Certain Relationships and Related Party Transactions”

8.	Legal Proceedings	The following section of the Information Statement is hereby incorporated by reference: “Business—Legal Proceedings”

9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	The following sections of the Information Statement are hereby incorporated by reference: “Summary,” “The Distribution,” “Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters” and “Description of FCMC Capital Stock”

10.	Recent Sales of Unregistered Securities	The following section of the Information Statement are hereby incorporated by reference: “Recent Sales of Unregistered Securities”

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11.	Description of Registrant’s Securities to be Registered	The following sections of the Information Statement are hereby incorporated by reference: “Description of FCMC Capital Stock”

12.	Indemnification of Directors and Officers	The following sections of the Information Statement are hereby incorporated by reference: “Indemnification of Directors and Officers”

13.	Financial Statements and Supplementary Data	The following sections of the Information Statement are hereby incorporated by reference: “Index to Financial Statements” and the statements referenced therein

14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	The following sections of the Information Statement are hereby incorporated by reference: “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”

15.	Financial Statements and Exhibits

(a) Financial Statements

     The following financial statements are included in the Information Statement and filed as part of this Registration Statement on Form 10:

(1)	Audited financial statements of Franklin Credit Management Corporation, including Independent Auditor’s Report, at and for the years ended December 31, 2011 and 2010
(2)	Unaudited financial statements of Franklin Credit Management Corporation as of June 30, 2012 and for the three and six months ended June 30, 2012 and 2011

(b) Exhibits

     The following documents are filed as exhibits hereto:

Exhibit Number	Exhibit Description
3.1*	Amended and Restated Certificate of Incorporation of Franklin Credit Management Corporation

3.2*	Amended and Restated Bylaws of Franklin Credit Management Corporation

10.1*	Employment Agreement, effective as of March 28, 2005, between the Registrant and Paul D. Colasono

10.2*	Lease, dated July 27, 2005, between the Registrant and 101 Hudson Leasing Associates

10.3	Franklin Credit Management Corporation 2012 Stock Incentive Plan

10.4*	Loan Servicing Agreement, dated May 28, 2008, by and between Franklin Credit Management Corporation and Bosco Credit LLC (portions of this exhibit have been omitted and separately filed with the Commission, which granted a request for confidential treatment on September 28, 2008. Franklin Credit Management Corporation File No. 0-17771 CF#22552)

10.5*	Amendment to Employment Agreement, dated as of December 30, 2008, by and between Franklin Credit Management Corporation and Paul Colasono

10.6*	First Amendment to Loan Servicing Agreement, dated as of February 27, 2009, by and between Franklin Credit Management Corporation and Bosco Credit, LLC

10.7*	Amended and Restated Credit Agreement (Licensing) by and among Franklin Credit Management Corporation and Franklin Credit Holding Corporation as Borrowers, the Financial Institutions Party hereto as Lenders, and the Huntington National Bank, as Administrative Agent, dated March 31, 2009

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10.8*	Amended and Restated Security Agreement (Licensing), dated as of March 31, 2009, by and between Franklin Credit Management Corporation and The Huntington National Bank

10.9*	Second Amendment to Loan Servicing Agreement, dated October 29, 2009, by and between Franklin Credit Management Corporation and Bosco Credit LLC (portions of this exhibit have been omitted and separately filed with the Commission, which granted a request for confidential treatment on December 7, 2009. Franklin Credit Holding Corporation File No. 000-17771 CF#24428)

10.10*	Amendment No. 1 to Amended and Restated Credit Agreement (Licensing) by and among Franklin Credit Management Corporation and Franklin Credit Holding Corporation as Borrowers, the Financial Institutions Party hereto as Lenders, and the Huntington National Bank, as Administrative Agent, dated March 26, 2010

10.11*	Amendment No. 2 to the Amended and Restated Credit Agreement (Licensing), dated as of July 20, 2010, by and among Franklin Credit Management Corporation, Franklin Credit Holding Corporation, the Financial Institutions Party thereto as Lenders, and The Huntington National Bank (as Administrative Agent and Issuing Bank) and an affiliate of the Bank, Huntington Finance, LLC as Lender and Risk Participant

10.12*	Loan Servicing Agreement, entered into on July 20, 2010 but dated and effective July 1, 2010, (portions of this exhibit have been omitted and were separately filed with the Commission, which granted a request for confidential treatment on September 21, 2010. Franklin Credit Holding Corporation File No. 000-17771 CF#25434)

10.13*	Amendment No. 3 to the Amended and Restated Credit Agreement (Licensing), dated September 22, 2010, by and among Franklin Credit Management Corporation, Franklin Credit Holding Corporation, the Financial Institutions Party thereto as Lenders, and The Huntington National Bank, as Administrative Agent

10.14*	Release, Cancellation and Discharge of Limited Recourse Guaranty of Franklin Credit Management Corporation dated September 22, 2010

10.15*	Loan Servicing Agreement, entered into on September 22, 2010, effective September 1, 2010 by and between Franklin Credit Management Corporation and Bosco Credit II, LLC (portions of this exhibit have been omitted and were separately filed with the Commission, which granted a request for confidential treatment on October 21, 2010. Franklin Credit Holding Corporation File No. 000-17771 CF#25772)

10.16*	Deferred Payment Agreement, dated September 22, 2010, by and among The Huntington National Bank, as Administrative Agent under the Legacy Credit Agreement, Franklin Credit Management Corporation and Thomas J. Axon

10.17*	Limited Waiver, dated as of March 28, 2011, by and among The Huntington National Bank, as Administrative Agent, Franklin Credit Holding Corporation and Franklin Credit Management Corporation, under the Amended and Restated Credit Agreement (Licensing) dated as of March 31, 2009, as amended

10.18*	Amendment No. 4 to the Amended and Restated Credit Agreement (Licensing), dated May 23, 2011, by and among Franklin Credit Management Corporation, Franklin Credit Holding Corporation, the Financial Institutions Party thereto as Lenders, and The Huntington National Bank, as Administrative Agent

10.19*	Amendment No. 5 to the Amended and Restated Credit Agreement (Licensing) entered into on June 4, 2012 by and among Franklin Credit Holding Corporation, Franklin Credit Management Corporation, The Huntington National Bank, and Huntington Finance LLC

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10.20*	Terms Agreement, dated February 8, 2012, by and between Franklin Credit Management Corporation and Bosco Credit II Trust Series 2010-1 (portions of this exhibit have been omitted and were separately filed with the Commission, which granted a request for confidential treatment on May 3, 2012. Franklin Credit Holding Corporation File No. 000-17771 CF#27896)

10.21*	Loan Servicing Agreement, dated and made effective as of November 19, 2010, by and between Bosco Credit II Trust Series 2010-1 and Franklin Credit Management Corporation

10.22*	Amendment No. 1 to the Lease, dated March 30, 2007, between the Registrant and 101 Hudson Leasing Associates

10.23*	Amendment No. 2 to the Lease, dated May 23, 2007, between the Registrant and 101 Hudson Leasing Associates

10.24*	Liquidation Manager Agreement between Franklin Credit Holding Corporation and Kevin Gildea

10.25*	Promissory Note of Franklin Credit Management Corporation made payable to Franklin Credit Holding Corporation

10.26*	Guaranty of Thomas J. Axon

14.1*	Code of Ethics

99.1*	Disclosure Statement Soliciting Acceptances of Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation

99.2*	First Amended Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation dated July 3, 2012 filed with the United States Bankruptcy Court for the District of New Jersey

99.3*	United States Bankruptcy Court for the District of New Jersey’s Findings of Fact, Conclusions of Law and Order which in part confirmed and amended the First Amended Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation entered on July 18, 2012

99.4	Preliminary Information Statement of Franklin Credit Management Corporation, subject to completion, dated September 17, 2012

* Previously filed on August 13, 2012.

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the Registration Statement on Form 10 to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CREDIT MANAGEMENT CORPORATION
By:	/s/ Paul D. Colasono
	Name:	Paul D. Colasono
	Title:	Chief Financial Officer and Executive Vice President

Dated: September 17, 2012

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1*	Amended and Restated Certificate of Incorporation of Franklin Credit Management Corporation

3.2*	Amended and Restated Bylaws of Franklin Credit Management Corporation

10.1*	Employment Agreement, effective as of March 28, 2005, between the Registrant and Paul D. Colasono

10.2*	Lease, dated July 27, 2005, between the Registrant and 101 Hudson Leasing Associates

10.3	Franklin Credit Management Corporation 2012 Stock Incentive Plan

10.4*	Loan Servicing Agreement, dated May 28, 2008, by and between Franklin Credit Management Corporation and Bosco Credit LLC (portions of this exhibit have been omitted and separately filed with the Commission, which granted a request for confidential treatment on September 28, 2008. Franklin Credit Management Corporation File No. 0-17771 CF#22552)

10.5*	Amendment to Employment Agreement, dated as of December 30, 2008, by and between Franklin Credit Management Corporation and Paul Colasono

10.6*	First Amendment to Loan Servicing Agreement, dated as of February 27, 2009, by and between Franklin Credit Management Corporation and Bosco Credit, LLC

10.7*	Amended and Restated Credit Agreement (Licensing) by and among Franklin Credit Management Corporation and Franklin Credit Holding Corporation as Borrowers, the Financial Institutions Party hereto as Lenders, and the Huntington National Bank, as Administrative Agent, dated March 31, 2009

10.8*	Amended and Restated Security Agreement (Licensing), dated as of March 31, 2009, by and between Franklin Credit Management Corporation and The Huntington National Bank

10.9*	Second Amendment to Loan Servicing Agreement, dated October 29, 2009, by and between Franklin Credit Management Corporation and Bosco Credit LLC (portions of this exhibit have been omitted and separately filed with the Commission, which granted a request for confidential treatment on December 7, 2009. Franklin Credit Holding Corporation File No. 000-17771 CF#24428)

10.10*	Amendment No. 1 to Amended and Restated Credit Agreement (Licensing) by and among Franklin Credit Management Corporation and Franklin Credit Holding Corporation as Borrowers, the Financial Institutions Party hereto as Lenders, and the Huntington National Bank, as Administrative Agent, dated March 26, 2010

10.11*	Amendment No. 2 to the Amended and Restated Credit Agreement (Licensing), dated as of July 20, 2010, by and among Franklin Credit Management Corporation, Franklin Credit Holding Corporation, the Financial Institutions Party thereto as Lenders, and The Huntington National Bank (as Administrative Agent and Issuing Bank) and an affiliate of the Bank, Huntington Finance, LLC as Lender and Risk Participant

10.12*	Loan Servicing Agreement, entered into on July 20, 2010 but dated and effective July 1, 2010, (portions of this exhibit have been omitted and were separately filed with the Commission, which granted a request for confidential treatment on September 21, 2010. Franklin Credit Holding Corporation File No. 000-17771 CF#25434)

10.13*	Amendment No. 3 to the Amended and Restated Credit Agreement (Licensing), dated September 22, 2010, by and among Franklin Credit Management Corporation, Franklin Credit Holding Corporation, the Financial Institutions Party thereto as Lenders, and The Huntington National Bank, as Administrative Agent

10.14*	Release, Cancellation and Discharge of Limited Recourse Guaranty of Franklin Credit Management Corporation dated September 22, 2010

10.15*	Loan Servicing Agreement, entered into on September 22, 2010, effective September 1, 2010 by and between Franklin Credit Management Corporation and Bosco Credit II, LLC (portions of this exhibit have been omitted and were separately filed with the Commission, which granted a request for confidential treatment on October 21, 2010. Franklin Credit Holding Corporation File No. 000-17771 CF#25772)

10.16*	Deferred Payment Agreement, dated September 22, 2010, by and among The Huntington National Bank, as Administrative Agent under the Legacy Credit Agreement, Franklin Credit Management Corporation and Thomas J. Axon

10.17*	Limited Waiver, dated as of March 28, 2011, by and among The Huntington National Bank, as Administrative Agent, Franklin Credit Holding Corporation and Franklin Credit Management Corporation, under the Amended and Restated Credit Agreement (Licensing) dated as of March 31, 2009, as amended

10.18*	Amendment No. 4 to the Amended and Restated Credit Agreement (Licensing), dated May 23, 2011, by and among Franklin Credit Management Corporation, Franklin Credit Holding Corporation, the Financial Institutions Party thereto as Lenders, and The Huntington National Bank, as Administrative Agent

10.19*	Amendment No. 5 to the Amended and Restated Credit Agreement (Licensing) entered into on June 4, 2012 by and among Franklin Credit Holding Corporation, Franklin Credit Management Corporation, The Huntington National Bank, and Huntington Finance LLC

10.20*	Terms Agreement, dated February 8, 2012, by and between Franklin Credit Management Corporation and Bosco Credit II Trust Series 2010-1 (portions of this exhibit have been omitted and were separately filed with the Commission, which granted a request for confidential treatment on May 3, 2012. Franklin Credit Holding Corporation File No. 000-17771 CF#27896)

10.21*	Loan Servicing Agreement, dated and made effective as of November 19, 2010, by and between Bosco Credit II Trust Series 2010-1 and Franklin Credit Management Corporation

10.22*	Amendment No. 1 to the Lease, dated March 30, 2007, between the Registrant and 101 Hudson Leasing Associates

10.23*	Amendment No. 2 to the Lease, dated May 23, 2007, between the Registrant and 101 Hudson Leasing Associates

10.24*	Liquidation Manager Agreement between Franklin Credit Holding Corporation and Kevin Gildea

10.25*	Promissory Note of Franklin Credit Management Corporation made payable to Franklin Credit Holding Corporation

10.26*	Guaranty of Thomas J. Axon

14.1*	Code of Ethics

99.1*	Disclosure Statement Soliciting Acceptances of Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation

99.2*	First Amended Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation dated July 3, 2012 filed with the United States Bankruptcy Court for the District of New Jersey

99.3*	United States Bankruptcy Court for the District of New Jersey’s Findings of Fact, Conclusions of Law and Order which in part confirmed and amended the First Amended Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation entered on July 18, 2012

99.4	Preliminary Information Statement of Franklin Credit Management Corporation, subject to completion, dated September 17, 2012

* Previously filed on August 13, 2012.

viii